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                                  EXHIBIT 1(D)

                                     BYLAWS
                                       OF
                             HEALTH & LEISURE, INC.

         Incorporated herein by reference to the Registrant's Post-Effective Amendment No. 3 to the 1933 Act Registration Statement on Form S-18, filed April 27, 1987 (see Exhibit 3(B) therein).

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